FOR: Cognizant Technology Solutions Corp.
                                            500 Glenpointe Centre West
                                            Teaneck, NJ  07666

                                   CONTACT: Gordon Coburn
                                            Chief Financial Officer
                                            201-678-2712


                                            Investors: Ian Bailey/Kirin Smith
                                            Press: Brian Maddox/Scot Hoffman
                                            Financial Dynamics
                                            212-850-5600
                                            shoffman@fd-us.com


     COGNIZANT TECHNOLOGY SOLUTIONS SEES STRONG CUSTOMER DEMAND DRIVE THIRD
                                 QUARTER GROWTH
                  * QUARTERLY REVENUE GROWS 60% TO $98 MILLION
                         * MARGINS & PRICING REMAIN FIRM
                * DILUTED EPS EXCEEDS EXPECTATIONS REACHING $0.23


Teaneck, NJ - October 21, 2003 - Cognizant Technology Solutions Corporation (NASDAQ: CTSH), a leading provider of IT services, today announced its financial results for the third quarter ended September 30, 2003.

HIGHLIGHTS FOR THE THIRD QUARTER INCLUDE:

     o Revenue increased to $98.1 million, up 12% sequentially and 60% from the year ago quarter
     o    Diluted EPS reached  $0.23  compared to $0.15 in the third  quarter of
          2002
     o Operating margin of 19.6% compared to 19.6% sequentially and 19.8% in the year ago period
     o Client acquisition sets a new record with 30 clients added during the quarter

Revenue for the third quarter increased to $98.1 million, up 12 percent from $87.4 million in the second quarter of 2003, and up 60 percent from $61.2 million in the third quarter of 2002. Net income for the third quarter increased to $16.0 million, or $0.23 per diluted share compared to $13.5 million, or $0.20 per diluted share in the second quarter of 2003 and $9.7 million, or $0.15 per diluted share (on a split-adjusted basis) in the third quarter of 2002. Operating margin for the quarter held firm at 19.6%, compared to 19.6% in the second quarter of 2003 and 19.8% in the third quarter of 2002.

"As a result of its well differentiated competitive position, Cognizant continues to grow faster than the industry," said Kumar Mahadeva, Chairman and Chief Executive Officer. "Our pipeline is the strongest it has ever been, and we are optimistic about our prospects for the future. Cognizant's focus remains on investing in the business to further differentiate ourselves from the competition. We continue to deepen our domain expertise, and introduce new service offerings. For example, our "transforming while performing" service has gained strong traction and allows us to ramp up client business faster, and build more strategic client relationships than our competition. Cognizant's strategy is facilitated by our locally based senior practice head and client partner approach, through which we can be highly responsive, and develop strong and lasting client partnerships. We believe that Cognizant's business model and execution capabilities are the best in the industry."

"We are optimistic about the growth prospects for the remainder of the year and 2004, and anticipate Cognizant delivering continued revenue and earnings momentum and maintaining stable operating margin and pricing levels," said Gordon Coburn, Chief Financial Officer. "Our recurring revenue base from our high percentage of repeat business, coupled with the significant number of new client wins in Q3 and a strong new business pipeline leave us confident of Cognizant's future performance."

CONFERENCE CALL
---------------
Cognizant will host a conference call on October 21, at 10:00 AM. (ET) to discuss the Company's quarterly results. To listen to the call please dial 800-953-6584 domestic and 706-645-0156 internationally. The call will also be broadcast live via the Internet at Cognizant's web site, www.cognizant.com.
                                                              -----------------
Please go to the web site at least fifteen minutes prior to the call to register, download and install any necessary audio software. A replay will be made available on the web site at www.cognizant.com or by calling 800-642-1687
                                   -----------------
for domestic callers and 706-645-9291 for international callers and entering "3046974" from two hours after the end of the call until 11:59 p.m. (EST) on October 28, 2003.

ABOUT COGNIZANT TECHNOLOGY SOLUTIONS
------------------------------------

Cognizant Technology Solutions Corporation (Nasdaq: CTSH) is a leading provider of IT services. Focused on delivering strategic information technology solutions that address the complex business needs of its clients, Cognizant provides applications management, development, integration, and re-engineering, infrastructure management, business process outsourcing, and a number of related services such as enterprise consulting, technology architecture, program management and change management through its onsite/offshore outsourcing model.

Cognizant's more than 7,700 employees are committed to partnerships that sustain long-term, proven value for customers by delivering high-quality, cost-effective solutions through its development centers in India and Ireland, and onsite client teams. Cognizant maintains P-CMM and SEI-CMM Level 5 assessments from an independent third-party assessor and was recently ranked #1 in Forbes' Hot Shots 200 Up & Comers and ranked as the top information technology company in BusinessWeek's Hot Growth Companies. Further information about Cognizant can be found at http://www.cognizant.com.

This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although Cognizant believes the expectations contained in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Potential risks and uncertainties that could cause or contribute to differences include, but are not limited to: (i) the significant fluctuations of Cognizant's quarterly operating results caused by a variety of factors, many of which are not within Cognizant's control, including (a) the number, timing, scope and contractual terms of application design, development and maintenance projects, (b) delays in the performance of projects, (c) the accuracy of estimates of costs, resources and time to complete projects, (d) seasonal patterns of Cognizant's services required by customers, (e) levels of market acceptance for Cognizant's services,
(f) potential adverse impacts of new tax legislation, and (g) the hiring of additional staff; (ii) changes in Cognizant's billing and employee utilization rates; (iii) Cognizant's ability to manage its growth effectively, which will require Cognizant (a) to increase the number of its personnel, particularly skilled technical, marketing and management personnel, (b) to find suitable acquisition candidates to support geographic expansion, and (c) to continue to develop and improve its operational, financial, communications and other internal systems, in the United States, India and Europe; (iv) Cognizant's reliance on key customers and large projects; (v) the highly competitive nature of the markets for Cognizant's services; (vi) Cognizant's ability to successfully address the continuing changes in information technology, evolving industry standards and changing customer objectives and preferences; (vii) Cognizant's reliance on the continued services of its key executive officers and leading technical personnel; (viii) Cognizant's ability to attract and retain a sufficient number of highly skilled employees in the future; (ix) Cognizant's ability to protect its intellectual property rights; (x) the concentration of Cognizant's operations in India and the related geo-political risks of local and cross-border conflicts; (xi) terrorist activity, the threat of terrorist activity, and responses to and results of terrorist activity and threats, including, but not limited to, effects, domestically and/or internationally, on Cognizant, its personnel and facilities, its customers and suppliers, financial markets and general economic conditions; (xii) the effects, domestically and/or internationally, on Cognizant, its personnel and facilities, its customers and suppliers, financial markets and general economic conditions arising from hostilities involving the United States in Iraq or elsewhere;
(xiii) a breach of the Distribution Agreement entered into between the Company and IMS Health; (xiv) a change in the Company's intent to repatriate undistributed earnings; and (xv) general economic conditions. Such forward-looking statements include risks and uncertainties; consequently, actual transactions and results may differ materially from those expressed or implied thereby.

Additional information on factors that may affect the business and financial results of the companies can be found in filings of the companies made from time to time with the Securities and Exchange Commission.


                               -tables to follow-

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
                      (In thousands, except per share data)

                                                 THREE MONTHS ENDED            NINE MONTHS ENDED
                                                    SEPTEMBER 30,                SEPTEMBER 30,
                                              -----------------------      ------------------------
                                                 2003          2002           2003          2002
                                              ---------     ---------      ---------      ---------
Revenues                                      $  98,111     $  55,714      $ 257,498      $ 146,510
Revenues-related party                               --         5,519          2,575         15,565
                                              ---------     ---------      ---------      ---------
Total revenues                                   98,111        61,233        260,073        162,075

Cost of revenues                                 52,968        32,970        141,126         86,507
                                              ---------     ---------      ---------      ---------
Gross profit                                     45,143        28,263        118,947         75,568

Selling, general and administrative expenses     22,861        14,150         59,624         37,933

Depreciation and amortization expense             3,008         2,005          8,397          5,679
                                              ---------     ---------      ---------      ---------
Income from operations                           19,274        12,108         50,926         31,956
                                              ---------     ---------      ---------      ---------

Other income (expense):
----------------------
Interest income                                     617           471          1,358          1,305
Other income / (expense), net                       (21)           24           (120)           (89)
Split-off costs (non tax deductible)                 --            --         (2,010)            --
                                              ---------     ---------      ---------      ---------
Total other income / (expense)                      596           495           (772)         1,216
                                              ---------     ---------      ---------      ---------

Income before provision for income taxes         19,870        12,603         50,154         33,172

Provision for income taxes                       (3,910)       (2,936)       (10,514)        (7,749)
                                              ---------     ---------      ---------      ---------
Net income                                    $  15,960     $   9,667      $  39,640      $  25,423
                                              =========     =========      =========      =========

Basic earnings per share (1)                  $    0.25     $    0.16      $    0.64      $    0.43
                                              =========     =========      =========      =========

Diluted earnings per share (1)                $    0.23     $    0.15      $    0.59      $    0.40
                                              =========     =========      =========      =========

Weighted average number of common
 shares outstanding                              62,902        59,589         62,031         58,853
                                              =========     =========      =========      =========

Weighted average number of common
 and dilutive shares outstanding                 69,082        64,354         67,106         63,120
                                              =========     =========      =========      =========

(1) Reflects a 3-for-1 stock split distributed on April 1, 2003

                                   -Table to follow-

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

       CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (Unaudited)
                                 (In thousands)

                                                  SEPTEMBER 30      DECEMBER 31
                                                  ------------      -----------
                                                      2003              2002
                                                  ------------      -----------
ASSETS

Current Assets

  Cash and cash equivalents                        $  159,749       $  126,211

  Trade accounts receivable, net of
  allowances of $996 and $861, respectively            53,215           35,092

  Trade accounts receivable - related party                --            1,605

  Unbilled accounts receivable                          8,519            4,159

  Unbilled accounts receivable - related party             --              149

  Current tax asset                                    13,248            3,711

  Other current assets                                  8,139            4,907
                                                   ----------       ----------
           Total Current Assets                       242,870          175,834

Property and equipment - net                           51,656           39,090

Goodwill - net                                          4,477              878

Other Intangible assets - net                          11,959           12,870

Other assets                                            3,031            2,801
                                                   ----------       ----------
TOTAL ASSETS                                       $  313,993       $  231,473
                                                   ==========       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

Accounts payable                                   $    6,289       $    6,948

Accrued and other current liabilities                  43,281           34,539
                                                   ----------       ----------
       Total Current Liabilities                       49,570           41,487

Deferred income taxes                                  27,454           24,505
                                                   ----------       ----------
TOTAL LIABILITIES                                      77,024           65,992
                                                   ----------       ----------

STOCKHOLDERS' EQUITY                                  236,969          165,481
                                                   ----------       ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $  313,993       $  231,473
                                                   ==========       ==========


                                      ###